UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

LEXINGTON REALTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-12386	13-3717318
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Penn Plaza, Suite 4015, New York, New York		10119-4015
(Address of principal executive offices)		(Zip Code)

(212) 692-7200
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

___    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On May 15, 2018, Lexington Realty Trust, which we refer to as the Trust, held its 2018 Annual Meeting of Shareholders, which we refer to as the Annual Meeting. As of March 5, 2018, the record date for holders of the Trust's shares of beneficial interest, par value $0.0001 per share, classified as common stock, which we refer to as Common Shares, entitled to vote at the Annual Meeting, there were 240,767,878 Common Shares outstanding. Of the Common Shares entitled to vote at the Annual Meeting, 224,988,690 Common Shares, or approximately 93.4% of the Common Shares entitled to vote, were present or represented by proxy at the Annual Meeting. There were three matters presented and voted on at the Annual Meeting. Set forth below is a brief description of each matter voted on at the Annual Meeting and the voting results with respect to each matter:

Proposal No. 1. Election of seven trustees to serve until the Trust's 2019 Annual Meeting of Shareholders or their earlier removal or resignation and until their respective successors, if any, are elected and qualify. The seven trustees elected, and the number of votes cast with respect to each of them, were as follows:

Nominee for Trustee	For	Withhold	Broker Non-Votes
E. Robert Roskind	195,846,670	2,221,250	26,920,770
T. Wilson Eglin	195,969,295	2,098,625	26,920,770
Richard S. Frary	195,442,216	2,625,704	26,920,770
Lawrence L. Gray	196,285,011	1,782,909	26,920,770
Jamie Handwerker	196,041,903	2,026,017	26,920,770
Claire A. Koeneman	195,992,295	2,075,625	26,920,770
Howard Roth	196,394,555	1,673,365	26,920,770

Harold First was not nominated for reelection.

Proposal No. 2. To vote upon an advisory, non-binding resolution to approve the compensation of the named executive officers of the Trust, as disclosed in the related proxy statement. The number of votes cast with respect to Proposal No. 2 were as follows:

For	Against	Abstain	Broker Non-Votes
191,333,993	5,733,462	1,000,465	26,920,770

Proposal No. 3. To ratify the appointment of Deloitte & Touche LLP as the Trust's independent registered public accounting firm for the fiscal year ending December 31, 2018. The number of votes cast with respect to Proposal No. 3 were as follows:

For	Against	Abstain
222,525,287	1,244,683	1,218,720

Item 8.01.    Other Events.

Following the Annual Meeting, the standing Committees of the Board of Trustees of the Trust were reconstituted as follows:

Audit Committee
Howard Roth, Chairperson
Richard S. Frary
Jamie Handwerker

Compensation Committee
Lawrence L. Gray, Chairperson
Richard S. Frary
Claire A. Koeneman

Nominating and Corporate Governance Committee
Claire A. Koeneman, Chairperson
Jamie Hardwerker
Howard Roth

Executive Committee
Richard S. Frary, Lead Independent Trustee
E. Robert Roskind
T. Wilson Eglin
Lawrence L. Gray

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lexington Realty Trust

Date: May 16, 2018	By:	/s/ Joseph S. Bonventre
Joseph S. Bonventre
Secretary